SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 8, 1996


                                 ARTISOFT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      000 - 19462                                         86-0446453
(Commission File Number)                    (I.R.S. Employer Identification No.)


               2202 North Forbes Boulevard, Tucson, Arizona 85745
               (Address of Principal Executive Offices) (Zip Code)


                                 (520) 670-7100
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)






                   This EDGAR filed document contains 5 pages.

                   Index to Exhibits located at page 2 hereof.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         On November 8, 1996, the Registrant issued a press release announcing the resignation of Joel J. Kocher as President and Chief Operating Officer effective November 8, 1996. The press release is being filed as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

                  1.  Registrant's Press Release dated November 8, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 8, 1996




ARTISOFT, INC.




By       /s/ William C. Keiper
  -------------------------------
         William C. Keiper
         President, Chairman and
         Chief Executive Officer

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